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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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         IMPORTANT NOTICE FROM COMPUTER ASSOCIATES INTERNATIONAL, INC.

     USE THE ENCLOSED WHITE VOTER AUTHORIZATION FORM AS YOUR WHITE PROXY OR
              PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET
                ANNUAL MEETING OF STOCKHOLDERS--AUGUST 29, 2001

DEAR COMPUTER ASSOCIATES SHAREHOLDER:

Once again, we encourage you to provide voting instructions by telephone or internet. It is faster and saves your company money. You can also provide voting instructions by dating, signing and returning the enclosed white voter authorization form, which represents your white proxy card, in the envelope provided.

SAM WYLY AND RANGER GOVERNANCE LTD. HAVE FILED PRELIMINARY PROXY MATERIALS IN OPPOSITION TO MANAGEMENT'S BOARD OF DIRECTORS. WHEN AND IF RANGER MAILS ITS DEFINITIVE PROXY MATERIALS YOU WILL PROBABLY NO LONGER BE ABLE TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET AND WILL THEREAFTER HAVE TO PROVIDE VOTING INSTRUCTIONS BY MAIL.

IF YOU HAVE ANY QUESTIONS ABOUT PROVIDING VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET OR NEED OTHER ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC., TOLL-FREE AT 800-322-2885 OR D.F. KING, TOLL-FREE AT 800-431-9642. THANK YOU FOR PROMPTLY PROVIDING VOTING INSTRUCTIONS.

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
                      [LOGO]                                               [LOGO]

     PROVIDE VOTING INSTRUCTIONS BY TELEPHONE              PROVIDE VOTING INSTRUCTIONS BY INTERNET

CALL THE TOLL-FREE 1-800 NUMBER LISTED ON THE        WWW.PROXYVOTE.COM
ENCLOSED VOTING INSTRUCTION FORM
1.  Review the enclosed proxy materials and Voting   1.  Review the enclosed proxy materials and Voting
   Instruction Form.                                    Instruction Form.
2.  Call the toll-free phone number.                 2.  Go to website www.proxyvote.com.
3.  Enter your 12-digit control number located in    3.  Enter your 12-digit control number located in
   the top line of the label containing your name       the top line of the label containing your name
   and address on the accompanying Voting               and address on the accompanying Voting
   Instruction Form.                                    Instruction Form.
4.  Follow the simple instructions.                  4.  Follow the simple instructions.
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Sincerely,
Computer Associates International, Inc.